Endo Pharmaceuticals Inc.
                                     &
                      Algos Pharmaceutical Corporation

November/December 1999


                                   Agenda

o        Background on Endo Pharmaceuticals and Algos Pharmaceutical
o        Strategic Rationale
o        Endo's Strengths
o        Algos' Strengths
o        Terms of Merger



                         Endo Pharmaceuticals Inc.

A Pharmaceuticals Company formed in August 1997 to:

o Be an innovative, therapeutically-focused pharmaceuticals company with a strong presence in acute and chronic pain management

o        Market and develop branded pain products

o Be recognized for its ability to supply high-quality, innovative products to the marketplace


               Endo's Marketing Strategy for Existing Brands

o        Capitalize on strong brand equity inherent in each product

o Revitalize existing brands through increased marketing directly to prescription writers

o Focus on promotionally sensitive products which have not been marketed in many years preparing market for future products

o Build Franchise - line extensions, novel new technology and new chemical entities


                      Algos Pharmaceutical Corporation

o        A specialty pharmaceutical company with a focus on pain management

o Develop and commercialize proprietary technology, in an attempt to improve the efficacy, side-effect profile and duration of action of existing, FDA-approved compounds

o        Multiple late-stage products in clinical trials

         - Lead product, MorphiDex(R), once approved by the FDA, will compete in the $1 billion strong opioid segment of the US pain management market


                            Strategic Rationale

o Combined Company will be a US leader in Pain Management with brand equity and novel proprietary technology

         -    Leading franchise with critical mass

o Marriage of established specialty pharmaceutical Company with a broad technology development Company

o        Significant growth potential through:

         -    Existing marketed products

         -    Newly launched branded products

         -    Pipeline of late stage development products

o        Diversification of clinical development risk

         - Creates a publicly-held company with immediate positive cash flow


                            Strategic Rationale

o        Focus on large, fast-growing Pain Management markets

         -    Multiple, billion-dollar target markets

o Accelerated market penetration of Algos' patented technology through existing Endo sales force

         - Leverages Endo's existing distribution capabilities with a broader product portfolio

o        Potential to maximize OxycoDex(TM) sales through Percocet(R) brand


                            Strategic Rationale

o        Complementary strengths:

         -    Management team

         -    Product formulation and manufacturing

         -    Existing sales force

         -    Distribution network

         -    Clinical development

         -    Regulatory


                  Corporate Philosophy of Combined Company

o        Sales and marketing driven culture

o        Focused, effective research and development

o        Flexible cost structure


               Pain Management: Key Drivers of Market Growth

o        Demographics

o        Increase in number of surgical procedures

o        Changing attitudes towards pain management

o        Introduction of new forms of pain medications


                              Endo's Strengths

o Established business and focused strategy in Pain Management with strong brand equity

         -    1998 Revenue of $108.4 million

o 1999 launch of new brands including Percocet(R) 2.5, 7.5 and 10.0 mg, Lidoderm(R) and Zydone(R) 5.0, 7.5 and 10.0 mg

o        Substantial growth opportunities exist in R&D pipeline

               o Efficient and flexible operating structure


                              Endo's Strengths

o High operating margins and steady cash flow generated by Endo's core products including Percocet(R), Lidoderm(R) and Zydone(R)

o        Experienced and entrepreneurial management team

o        Long-term competitive manufacturing agreement


                              Algos' Strengths

o        Focused strategy in Pain Management

o Patented combinations of approved drugs that more effectively manage pain

o        Six patented products in late stage clinical development

         -    4 pain products

         -    2 addiction treatment products

o        Blue chip collaboration partner (J&J)

o        Experienced and entrepreneurial management team



                                         Combined Product Portfolio

                            Moderate           Moderately Severe             Severe
-------------------------------------------------------------------------------------------->

Established Brands:         Nubain(R)          Percocet(R) 5.0,Percodan(R), Percolone(R)
                                                                            Numorphan(R)

New Marketed Brands:        Percocet(R) 2.5    Percocet(R)7.5               Percocet(R) 10
                            Zydone(R) 5        Zydone(R) 7.5                Zydone(R) 10
                                               Lidoderm(R)


Late Stage Development:     HydrocoDex(TM)                                  OxycoDex(TM) MorphiDex(R)
                            EN3222 EN3212                                   Numorphan(R) IR and CR
                                                                            NeuroDex(TM)


Early Stage Development:    LidoDexIED(TM)
                            EN3215 EN3216      LidoDexNS(TM)



                              Terms of Merger

o Tax-free stock for stock purchase transaction with uninterrupted public trading

o        80% (Endo)/20% (Algos) ownership at closing

         - Opportunity for Algos to increase its ownership to 35%, through the exercise of warrants, if FDA approval for MorphiDex(R) received by December 31, 2001

         - Algos' ownership will increase by an additional 5% if Endo (excluding Algos-related revenue and expenses) does not achieve a specified gross profit target for fiscal year 2000

         - Warrant to Endo for an additional 5% ownership if MorphiDex(R) approval not obtained by December 31, 2002

o Carol A. Ammon named President and CEO and John W. Lyle named Chairman of the Board

o        OxycoDex(TM) collaboration agreement